UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

AMENDMENT No. 2

TO

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
April 4, 2022 (November 17, 2021)

Commission File Number: 0-29923

Orbital Energy Group, Inc.
(Exact Name of registrant as specified in Its Charter)

Colorado	84-1463284
(State or jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

1924 Aldine Western, Houston, Texas	77038
(Address of Principal Executive Offices)	(zip code)

(832) 467-1420

(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value	OEG	Nasdaq Capital Market

Item 1.01 Entry into a Material Definitive Agreement.

This Amendment No. 2 to Current Report on Form 8-K amends the Current Report on Form 8-K filed on November 23, 2021 and Amendment No. 1 to Current Report on Form 8-K filed on December 14, 2021 (the “Prior Filings”). The following is only a summary description and is qualified in its entirety by reference to the full text of such agreements filed as Exhibits hereto and in the Prior Filings. Capitalized terms used herein, but not otherwise defined, shall have the respective meanings ascribed thereto in the Exhibits hereto and in the Prior Filings. The terms of such Exhibits shall control in the event of any inconsistencies with the summary description set forth below.

On March 29, 2022 we entered into the following agreements and understandings with the FLP Sellers:

The Maturity Dates of the original FLP Seller Notes was extended from May 16, 2022 to May 31, 2023.

The Restriction Period under the FLP Sellers Lock Up Letters was reduced from two years to one year after the Closing.

In certain circumstances issue additional shares of our common stock to the FLP Sellers if the weighted average price of our common stock for the ten trading days immediately proceeding the expiration of the one year Restriction Period under the FLP Sellers Lock Up Letters is less than $4.00 per share.

Understandings regarding the order and priority of payments to the FLP Sellers under their promissory notes.

Item 9.01 Financial Statement and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Amendment to $34,356,000 Promissory Notes between Orbital Energy Group, Inc., and Kurt A. Johnson, Jr., dated March 29, 2022
99.2	Amendment to $51,384,000 Promissory Notes between Orbital Energy Group, Inc., and Tidal Power Group LLC dated March 29, 2022
99.3	Promissory Notes and Lock Up Letter Agreement (the “Modification Agreement”) dated March 29, 2022
104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Signed and submitted this 4th day of April, 2022.

Orbital Energy Group, Inc.
(Registrant)

By:	/s/ William J. Clough
William J. Clough
Chief Legal Officer

MTC/ej/7795216v1